UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K/A
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2008

SONTERRA RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-29463 (Commission File Number) 300 East Sonterra Blvd. Suite 1220 San Antonio, Texas 78258 (Address of principal executive offices) (Zip Code)	51-0392750 (I.R.S. Employer Identification No.)

Registrant’s Telephone Number, including area code: (210) 545-5994
__________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 14, 2008, we filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K with respect to Sonterra Resources, Inc., formerly known as River Capital Group, Inc., consummating the transactions (the “Securities Exchange”) contemplated by the Securities Exchange and Additional Note Purchase Agreement (the “Securities Exchange”), entered into on August 3, 2007 with The Longview Fund, L.P. (“Longview”). The following events occurred prior to or at the closing of the Securities Exchange:

•	our 38,552,749 issued and outstanding shares of common stock were combined into 3,855,275 shares of common stock in a 1-for-10 reverse stock split;

•	our name was changed to “Sonterra Resources, Inc.”; and

•
Longview exchanged all of its shares of common stock of our now wholly owned subsidiary, Sonterra Oil & Gas, Inc., formerly known as Sonterra Resources, Inc. (“Old Sonterra”), a $5,990,010 equity note from Old Sonterra and a warrant to purchase 50 shares of Old Sonterra common stock for 21,846,558 shares of our common stock and a warrant to purchase 4,958,678 shares of our common stock. Longview also exchanged its $2,000,000 non-equity note from Old Sonterra for a senior secured note made by us in an equal principal amount.

As a result of the Securities Exchange:

•	we own 100% of the issued and outstanding capital stock of Old Sonterra;

•	we are engaged, through Old Sonterra, in the operation and development of the oil and gas properties and related assets;

•	our management is comprised of the management of Old Sonterra;

•	the former stockholders of Old Sonterra hold 95.8% of our common stock; and

•	we ceased to be a “shell company.”

On April 14, 2008, we filed with the SEC an Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, which relates to our business and operations prior to the closing of the Securities Exchange. We are filing this amendment to the Form 8-K in order to include financial statements and related notes of Old Sonterra as of and for the fiscal year ended December 31, 2007, which give effect to the Securities Exchange relate to the business and operations of Old Sonterra.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This Current Report on Form 8-K includes statements regarding our plans, goals, strategies, intent, beliefs or current expectations. These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward- looking statements can be identified by the use of terms and phrases such as “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect,” and the like, and/or future-tense or conditional constructions (“will,” “may,” “could,” “should,” etc.). Items contemplating, or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Although forward-looking statements in this report reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the SEC which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

The terms “we,” “us,” “our” or similar words below, refer to the Registrant and its subsidiaries following the completion of the Securities Exchange.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheet of Sonterra Oil & Gas, Inc. and subsidiary (the “Company”) as of December 31, 2007 and the related consolidated statements of operations, shareholder’s equity (deficit) and cash flows for the period April 17, 2007 (date of inception) to December 31, 2007 and the statements of operations, equity and cash flows for Certain Acquired Oil and Gas Properties for the period of January 1, 2007 to August 3, 2007 and for the year ended December 31, 2006 are filed as Exhibits 99.3 to this Current Report on Form 8-K/A.

(d) Exhibits

Ex.	Description

99.3
Audited consolidated balance sheet of Sonterra Oil & Gas, Inc. and subsidiary (the “Company”) as of December 31, 2007 and the related consolidated statements of operations, shareholder’s equity (deficit) and cash flows for the period April 17, 2007 (date of inception) to December 31, 2007 and the statements of operations, equity and cash flows for Certain Acquired Oil and Gas Properties for the period of January 1, 2007 to August 3, 2007 and for the year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SONTERRA RESOURCES, INC.

By:	/s/ Michael J. Pawelek
Michael J. Pawelek President and Chief Executive Officer

Date:	May 13, 2008

EXHIBIT INDEX

Exhibit	Description

99.3
Audited consolidated balance sheet of Sonterra Oil & Gas, Inc. and subsidiary (the “Company”) as of December 31, 2007 and the related consolidated statements of operations, shareholder’s equity (deficit) and cash flows for the period April 17, 2007 (date of inception) to December 31, 2007 and the statements of operations, equity and cash flows for Certain Acquired Oil and Gas Properties for the period of January 1, 2007 to August 3, 2007 and for the year ended December 31, 2006.